SECURITY AGREEMENT - PLEDGE


Date:             June 30, 1997

Debtor:  Regal Oak Properties, Inc.

Debtor's Mailing Address (including county):

         11850 Jones Road, Houston, Harris County, Texas  77070

Secured Party:    EIF Holdings, Inc.

Secured Party's Mailing Address (including county):

         616 FM 1960 West, Suite 630, Houston, Harris County, Texas  77090

Classification of Collateral: Instruments

Collateral (including all accessions):

         100% of the issued and outstanding shares of common stock of Kelar Controls, Inc., a corporation formed under the laws of California (the "Corporation").

Obligation:

         Note:

                  Date:                     June 30, 1997

                  Amount:                   $2,500,000

                  Maker:                    Regal Oak Properties, Inc.

                  Payee:                    EIF Holdings, Inc.

                  Final Maturity Date:      June 30, 1998

         Other Obligation: NONE

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Debtor's Representation Concerning Location of Collateral:

         Subject to the terms of this agreement, Debtor grants to Secured Party a security interest in the Collateral and all its proceeds to secure payment and performance of Debtor's obligation in this security agreement and all renewals and extensions of any of the obligation.

Debtor's Warranties

         1. Financing Statement. Except for that in favor of Secured Party, no financing statement covering the Collateral is filed in any public office.
         2. Ownership. Debtor owns the Collateral and has the authority to grant this security interest. Ownership is free from any setoff, claim, restriction, lien, security interest, or encumbrance except this security interest and liens for taxes not yet due.
         3. Financial Statements. All information about Debtor's financial condition provided to Secured Party was accurate when submitted, as will be any information subsequently provided.

Debtor's Covenants

         1. Protection of Collateral. Debtor will defend the Collateral against all claims and demands adverse to Secured Party's interest in it and will keep it free from all liens except those for taxes not yet due and from all security interests except this one. The Collateral will remain in Secured Party's possession or control at all times, except as otherwise provided in this agreement. Debtor will maintain the Collateral in good condition and protect it and the Corporation against misuse, abuse, waste, and deterioration. Debtor will immediately deliver to Secured Party all Collateral in Debtor's possession. If the Collateral is hereafter acquired, Debtor will deliver it to Secured Party immediately following acquisition. When delivered to Secured Party, all Collateral will either be endorsed to Secured Party's order or accompanied by appropriate executed powers. If the Collateral is instruments not in possession of Debtor or Secured Party, transfer of a security interest in the Collateral to Secured party will occur on delivery of a copy of this agreement to the financial intermediary on whose books Debtor's interest in the Collateral appears or to any other person in possession of the Collateral. Delivery of the copy of the agreement is also Debtor's instruction to deliver to Secured Party certificates or other evidence of the Collateral when available. If the Collateral is certificated securities not in possession of Debtor or Secured Party, Debtor will issue appropriate instructions to register Secured Party as owner or pledgee of the Collateral, according to Secured Party's demand. Debtor agrees to do everything required by Secured Party to complete the transfer and perfection of this security interest.
         2. Secured Party's Costs. Debtor will pay all expenses incurred by Secured Party in obtaining, preserving, perfecting, defending, and enforcing this security interest or the Collateral and in collecting or enforcing the Obligation. Expenses for which Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate stated in notes that are part of the obligation, and Debtor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party. These expenses and interest will be part of the obligation and will be recoverable as such in all respects.
         3. Additional Documents. Debtor will sign any papers that Secured Party considers necessary to obtain, maintain, and perfect this security interest or to comply with any relevant law.

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         4. Notice of Changes.  Debtor will immediately  notify Secured Party of any material change in the Collateral; change in Debtor's name, address, or location; change in any matter warranted or represented in this agreement; change that may affect this security interest; and any event of default.
         5. Sale. Debtor will not sell, transfer, or encumber any of the Collateral without the prior written consent of Secured Party.
         6. Information and Inspection. At the time and in the form specified by Secured Party, Debtor will furnish Secured Party any requested information related to the Collateral, which may include financial information regarding the Corporation and any and all information necessary to identify or value any of the Collateral. Debtor will also allow Secured Party to inspect the Collateral at any time and place and to inspect and copy all records relating to the Collateral and the obligation, as long as these are accomplished without breach of the peace.
         7. Modification of Collateral. Without the written consent of Secured Party, Debtor will not agree to any modification of terms in any writing related to the Collateral. Further, Debtor will not permit the Corporation to sell any material portion of the assets of the Corporation outside of the ordinary course of the business of the Corporation without the express written consent of Secured Party. Debtor will not cause, or permit, the Corporation to issue any additional common stock or any other form of security without the express written consent of Secured Party.
         8. Delivery of Receipts to Secured Party. On Secured Party's demand Debtor will deposit all payments received as proceeds of Collateral in a special bank account designated by Secured Party, who alone will have power of withdrawal. Debtor will deposit the payments on receipt, in the form received, and with any necessary endorsements as security for the obligation. Secured Party may make any endorsements in Debtor's name and behalf. Between receiving and depositing these payments, Debtor will not mingle them with any of Debtor's other funds or property but will hold them separate and in an express trust for Secured Party. Secured Party shall apply these funds against the obligation.
         9. Records of Collateral. Debtor will maintain accurate books and records covering the Collateral and the Corporation. Only undisputed and unpaid amount will be shown as owed to Debtor on the book and any assignment schedule.
         10. Disposition of Collateral. Debtor will not sell, lease, or otherwise dispose of any Collateral without the prior written consent of Secured Party.
         11. Possession of Collateral. By delivering a copy of this agreement to the broker, seller, or other person in possession of Collateral that is chattel paper or documents, Secured Party will effectively notify that person of Secured Party's interest in the Collateral. Delivery of the copy of the agreement will also constitute Debtor's instruction to deliver to Secured Party certificates or other evidence of the Collateral as soon as it is available. Debtor will immediately deliver to Secured Party all chattel paper and documents that are Collateral in Debtor's possession. If that Collateral is hereafter acquired, Debtor will deliver it to Secured Party immediately following acquisition and either endorse it to Secured Party's order or give Secured Party appropriate executed powers.
         12. Uncertificated Securities. If the Collateral is uncertificated securities, Secured Party's delivery of a copy of this agreement to the financial intermediary on whose books the Debtor's interest in the Collateral appears will effectively notify the financial intermediary of Secured Party's interest in the Collateral and will constitute Debtor's instruction that the issuer of the securities register their pledge to Secured Party. Debtor agrees to do everything required by Secured Party to complete the transfer and perfection of this security interest.

         13. Voting Rights. All voting rights with respect to the Collateral shall remain with Debtors until an event of default occurs. Upon the occurrence of an event of default, Secured Party alone shall have the sole and exclusive right of voting and other corporate powers relating to the Collateral.

Rights and Remedies of Secured Party

         Generally.  Secured party may exercise the following rights and remedies either before or after default:
                  a.       take control of any proceeds of the Collateral;
                  b. release any Collateral in Secured Party's possession to any debtor, temporarily or otherwise;
                  c. take control of any funds generated by the Collateral, such as refunds from and proceeds of insurance, and reduce any part of the obligation accordingly or permit Debtor to use such funds to repair or replace damaged or destroyed Collateral covered by insurance;
                  d.       demand, collect, convert, redeem, settle, compromise,
                           receipt  for,  realize  on,  adjust,   sue  for,  and
                           foreclose on the Collateral either in Secured Party's or Debtor's name, as Secured Party desires;
                  e. take control of all proceeds of Collateral or payments on account of any Collateral and apply them against the obligation; and
                  d. as Debtor's agent, endorse any documents that is Collateral or that represents proceeds of Collateral.

Events of Default

         Each of the following conditions is an event of default:
                  1. if Debtor defaults in timely payment or performance of any obligation, covenant, or liability in any written agreement between Debtor and Secured Party or in any other transaction secured by this agreement;
                  2. if any warranty, covenant, or representation made to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made;
                  3. if a receiver is appointed for Debtor or any of the Collateral;
                  4. if the Collateral is assigned for the benefit of creditors or, to the extent permitted by law, if bankruptcy or insolvency proceedings commence against or by any of these parties: Debtor; any partnership of which Debtor is a general partner; and any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party, or other person liable on or for any part of the obligation;
                  5. if any financing statement regarding the Collateral but not related to this security interest and not favoring Secured Party is filed;
                  6.       if any lien attaches to any of the Collateral;
                  7. if any of the Collateral is lost, stolen, damaged, or destroyed, unless it is promptly replaced with Collateral of like quality or restored to its former condition.

Remedies of Secured Party on Default

         During the existence of any event of default, Secured Party may declare the unpaid principal and earned interest of the obligation immediately due in whole or part, enforce the obligation, and exercise any rights and remedies granted by the Texas Uniform Commercial Code or by this agreement, including the following:
         1. require Debtor to deliver to Secured Party all books and records relating to the Collateral;
         2. require Debtor to assemble the Collateral and make it available to Secured Party at a place reasonably convenient to both parties;
         3. take possession of any of the Collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace;
         4. sell, lease, or otherwise dispose of any of the Collateral in accord with the rights, remedies, and duties of a secured party under chapters 2 and 9 of the Texas Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any public sale or ten days before the time when the Collateral may be otherwise disposed of without further notice to Debtor;
         5. surrender any insurance policies covering the Collateral and receive the unearned premium;
         6. apply any proceeds from disposition of the Collateral after default in the manner specified in chapter
9 of the Texas Uniform Commercial Code, including payment of Secured Party's reasonable attorney's fees and court expenses; and
         7. if disposition of the Collateral leaves the obligation unsatisfied, collect the deficiency from Debtor.

General Provisions

         1. Parties Bound. Secured Party's rights under this agreement shall inure to the benefit of its successors and assigns. Assignment of any part of the obligation and delivery by Secured Party of any part of the Collateral will fully discharge Secured Party from responsibility for that part of the Collateral. If Debtor is more than one, all their representations, warranties, and agreements are joint and several. Debtor's obligations under this agreement shall bind Debtor's personal representatives, successors, and assigns.
         2. Waiver. Neither delay in exercise nor partial exercise of any of Secured Party's remedies or rights shall waive further exercise of those remedies or rights. Secured Party's failure to exercise remedies or rights does not waive subsequent exercise of those remedies or rights. Secured Party's waiver of any default does not waive further default. Secured Party's waiver of any right in this agreement or of any default is binding only if it is in writing.
Secured Party may remedy any default without waiving it.

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         3.   Reimbursement.   If  Debtor  fails  to  perform  any  of  Debtor's
obligations, Secured Party may perform those obligations and be reimbursed by Debtor on demand at the place where the note is payable for any sums so paid, including attorney's fees and other legal expenses, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this security agreement.
         4. Interest Rate. Interest included in the obligation shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited to the principal of the obligation or, if that has been paid, refunded. On any acceleration or required or permitted prepayment of the
obligation,   any  such  excess  shall  be  canceled  automatically  as  of  the acceleration or prepayment or, if already paid, credited on the principal amount of the obligation, or if the principal amount has been paid, refunded. This
provision   overrides  other  provisions  in  this  and  all  other  instruments concerning the obligation. 5. Modifications. No provisions of this agreement shall be modified or limited except by written agreement.
         6.       Severability.   The   unenforceability   of  any  provision
of this agreement will not affect the enforceability or validity of any other provision.
         7. After-Acquired Consumer Goods. This security interest shall attach to after-acquired consumer goods only to the extent permitted by law.
         8. Applicable Law. This agreement will be construed according to Texas laws.
         9. Place of Performance. This agreement is to be performed in the county of Secured Party's mailing address.
         10. Financing Statement. A carbon, photographic, or other reproduction of this agreement or any financing statement covering the Collateral is sufficient as a financing statement.
         11. Presumption of Truth and Validity. If the Collateral is sold after default, recitals in the bill of sale or transfer will be prima facie evidence of their truth, and all prerequisites to the sale specified by this agreement and by the Texas Uniform Commercial Code will be presumed satisfied.
         12. Singular and Plural. When the context requires, singular nouns and pronouns include the plural.
         13. Priority of Security Interest. This security interest shall neither affect nor be affected by any other security for any of the obligation. Neither extensions of any of the obligation nor releases of any of the Collateral will affect the priority or validity of this security interest with reference to any third person.
         14. Cumulative Remedies. Foreclosure of this security interest by suit does not limit Secured Party's remedies, including the right to sell the Collateral under the terms of this agreement. All remedies of Secured Party may be exercised at the same or different times, and no remedy shall be a defense to any other. Secured Party's rights and remedies include all those granted by law or otherwise, in addition to those specified in this agreement.
         15. Agency. Debtor's appointment of Secured Party as Debtor's agent is coupled with an interest and will survive any disability of Debtor.


                                    * * * * *

DEBTOR:

REGAL OAK PROPERTIES, INC.

Authorized Agent:


/s/Tyrell Garth
------------------------------



SECURED PARTY:

EIF HOLDINGS, INC.



BY: /s/Frank J. Fradella
    ------------------------------
NAME: Frank J. Fradella
      ----------------------------
TITLE: President
       ---------------------------


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